Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

This AMENDMENT (“Amendment”), by and between WMIH Corp., a Delaware corporation (the “Company”), and William Gallagher (“Executive”) (collectively, the “Parties”) is made as of March 9, 2018.

WHEREAS, the Company and Executive previously entered into an Employment Agreement, made as of May 15, 2015 (the “Employment Agreement”);

WHEREAS, the Company intends to effect a merger with Nationstar Mortgage Holdings Inc., a Delaware corporation;

WHEREAS, the Parties desire to modify the Employment Agreement to extend the Employment Period thereunder in connection with the anticipated merger with Nationstar Mortgage Holdings, Inc.; and

WHEREAS, capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to such terms in the Employment Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants, understandings, representations, warranties, undertakings and promises hereinafter set forth, intending to be legally bound thereby, the Parties agree as follows:

1.	Section 1 of the Employment Agreement is hereby amended by deleting the phrase “on the third anniversary thereof” and replacing it with the following:

“the earlier of (a) the Closing Date (as defined in that certain Agreement and Plan of Merger, dated as of February 12, 2018, among Nationstar Mortgage Holdings Inc., WMIH Corp., a Delaware corporation and Wand Merger Corporation (the Merger Agreement”)) or (b) the End Date (as defined in the Merger Agreement)”.

2.	Except as expressly modified by this Amendment, all other terms, conditions and provisions of the Employment Agreement shall remain in full force and effect.
3.	This Amendment is effected pursuant to Section 10(f) of the Employment Agreement.
4.

This Amendment shall be governed by and construed in accordance with Section 10(d) of the Employment Agreement and may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.  Facsimile and PDF signatures will suffice as original signatures.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

WMIH CORP.

By:/s/ Charles Edward Smith
             Name: Charles Edward Smith
             Title: Executive Vice President

WILLIAM GALLAGHER

Signature: /s/ William Gallagher